                                                                     EXHIBIT 3.8

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF


         THE INDIANA GAMING COMPANY

I, JOSEPH H. HOGSETT, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the

Indiana Business Corporation Law,

as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence will begin July 28, 1993.



                                   In Witness Whereof, I have
                                   hereunto set my hand and
                                   affixed the seal of The
                                   State of Indiana, at the
                                   City of Indianapolis, this
                                   Twenty-eighth day of July,
                                   1993

                                   /S/ Joseph G. Hogsett
                                   ---------------------------------------
                                   JOSEPH G. HOGSETT, Secretary of State


                                   By   /S/ ILLEGIBLE
                                      ------------------------------------
                                                                  Deputy


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
ARTICLES OF INCORPORATION                                            Provided by:      EVAN BAYH
State Form 4159 (R6 / 3-88)
                                                                                       Secretary of State
                                                                                       Room 155, State House
INSTRUCTIONS:              Use 8 1/2 x 11 inch white paper for                         Indianapolis, Indiana 46204
                           Inserts.  Filing requirements - Present
                           original and one copy to the address In                     (317) 232-6576
                           the upper right corner of this form.                        Indiana Code 23-1-21-2

                                                                                       FILING FEE $90.00

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                          ARTICLES OF INCORPORATION OF
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(Indicate the appropriate act)
         The undersigned desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:

 X Indiana Business Corporation Law    Indiana Professional Corporation Act 1983
---                                 ---
As amended, executes the following Articles of Incorporation:
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                                 ARTICLE I NAME
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Name of Corporation
         The Indiana Gaming Company
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(The name must contain the word "Corporation," "Incorporated" "Limited"
"Company" or an abbreviation of one of those words.)
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                     ARTICLE II REGISTERED OFFICE AND AGENT
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(The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:)
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Name of Agent
         C T CORPORATION SYSTEM
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Street Address of Registered Office                             ZIP Code
         ONE NORTH CAPITOL AVENUE, INDIANAPOLIS, INDIANA           46204
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ARTICLE III AUTHORIZED SHARES
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Number of shares: 1000 shares of common stock, par value $.01 per share
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                             If there is more than one class of shares, shares
                             rights and preferences, list such information on
                             "Exhibit A."
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                            ARTICLE IV INCORPORATORS
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    (The name(s) and address(es) of the Incorporator(s) of the corporation:)
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      NAME            NUMBER AND STREET OR      CITY       STATE      ZIP CODE
                           BUILDING
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Donald J.  Malloy       35 West Wacker Dr      Chicago      IL         60601
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

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In Witness Whereof, the undersigned being all the Incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true,

this 21st day of July 1993
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Signature /S/ Donald J. Malloy                Printed Name  Donald J. Malloy
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Signature                                     Printed Name
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Signature                                     Printed Name
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This Instrument was prepared by (Name)
Donald J. Malloy
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Address (Street, Number, City and State)                        Zip Code
         35 West Wacker Drive, Chicago, Illinois                60601
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